SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  January 31, 2005


                             HPL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    000-32967                     77-0550714
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(State of Incorporation     (Commission File Number)          (I.R.S. Employer
or Organization)                                             Identification No.)

2033 Gateway Place, Suite 400, San Jose, California                95110
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:         (408) 437-1466
                                                    ----------------------------



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit           Description

99.1              Press release, dated January 31, 2005.

Item 12.  Results of Operation and Financial Condition

         On January 31, 2005, HPL Technologies, Inc. (the "Company") announced its results for the third quarter ended December 31, 2004. A copy of the Company's press release, dated January 31, 2005, is attached hereto as Exhibit 99.1.

                                      * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HPL TECHNOLOGIES, INC.


Date:  January 31, 2005              By:  /s/ Michael P. Scarpelli
                                     -------------------------------------------
                                     Michael P. Scarpelli
                                     Chief Financial Officer and
                                     Senior Vice President

                                  Exhibit Index


Exhibit  Description
--------------------------------------------------------------------------------
99.1     Press release, dated January 31, 2005

                                                                    Exhibit 99.1


              HPL TECHNOLOGIES, INC. REPORTS FINANCIAL RESULTS FOR
                          THIRD QUARTER OF FISCAL 2005


SAN JOSE, CA, January 31, 2005- HPL Technologies, Inc. (OTC:HPLA.PK), a provider of yield-optimization software solutions for the semiconductor and flat-panel display industries, today announced financial results for the third quarter ended December 31, 2004.

Summary of Financial Results for the Third Fiscal Quarter

HPL reported revenues of $2.9 million and a net loss of $1.8 million, or $0.06 per share basic and diluted for the three months ended December 31, 2004, compared to revenues of $3.5 million and a net loss of $2.2 million, or $0.07 per share basic and diluted for the same quarter a year ago. HPL reported revenues of $7.8 million and a net loss of $7.7 million, or $0.25 per share basic and diluted for the nine months ended December 31, 2004, compared to revenues of $8.9 million and a net loss of $11.0 million, or $0.35 per share basic and diluted for the same period a year ago.

At December 31, 2004 the Company had approximately $5.1 million in cash, cash equivalents, and short-term investments.

As previously reported, the federal district court is scheduled to consider the final approval of the Company's federal class action litigation settlement on February 24, 2005.

About HPL Technologies

HPL Technologies, Inc. is a provider of yield optimization solutions for the semiconductor and flat panel display industries. HPL offers a comprehensive portfolio of products and services including: silicon-proven intellectual property (IP), highly flexible data analysis platforms, factory floor systems and professional services.

HPL solutions have enabled companies to significantly improve yield by accelerating the process by which they identify, characterize and eliminate sources of failure throughout the entire product lifecycle. This is why a majority of the world's top twenty-five semiconductor and flat-panel manufacturers use HPL yield optimization solutions.

Except for statements of historical fact, the statements in this press release are forward-looking statements. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2004 and in subsequent Quarterly Reports on Form 10-Q. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                             HPL Technologies, Inc.
                 Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                     Three months ended          Nine months ended
                                                        December 31,                December 31,
                                                   ------------------------    -----------------------
                                                       2004         2003          2004        2003
                                                   ------------  ----------    ---------- ------------


Revenues:
  Software licenses                                $     1,112   $   1,687     $   2,764  $     3,704
  Consulting services, maintenance and other             1,745       1,831         5,044        5,170
                                                   ------------  ----------    ---------- ------------
Total revenues                                           2,857       3,518         7,808        8,874
                                                   ------------  ----------    ---------- ------------

Cost of revenues:
  Software licenses                                         17           6            81            9
  Consulting services, maintenance and other (1)           863         623         2,340        2,389
                                                   ------------  ----------    ---------- ------------
Total cost of revenues                                     880         629         2,421        2,398
                                                   ------------  ----------    ---------- ------------
Gross profit                                             1,977       2,889         5,387        6,476
                                                   ------------  ----------    ---------- ------------

Operating expenses:
  Research and development (1)                           1,546       1,487         4,863        4,869
  Sales, general and administrative (1)                  1,929       3,219         6,255       11,521
  Legal settlement charges                                   -           -         1,200            -
  Stock-based compensation                                  12         117            36          245
  Amortization of intangible assets                        332         332           995          995
                                                   ------------  ----------    ---------- ------------
    Total operating expenses                             3,819       5,155        13,349       17,630
                                                   ------------  ----------    ---------- ------------
Loss from operations                                    (1,842)     (2,266)       (7,962)     (11,154)
Interest income (expense) and other, net                    25          39           117          135
                                                   ------------  ----------    ---------- ------------
Net loss before income taxes                            (1,817)     (2,227)       (7,845)     (11,019)
Provision for income taxes                                   9           5          (135)          17
                                                   ------------  ----------    ---------- ------------
Net loss                                           $    (1,826)  $  (2,232)    $  (7,710) $   (11,036)
                                                   ============  ==========    ========== ============

Net loss per share-basic and diluted               $     (0.06)  $   (0.07)    $   (0.25) $     (0.35)
                                                   ============  ==========    ========== ============

Shares used in per share calculations-basic
and diluted                                             31,354      31,269        31,301       31,103
                                                   ============  ==========    ========== ============


(1) Excludes the following stock-based compensation charges:

  Cost of revenues                                 $         -   $       -     $       -  $         -
  Research and development                                   5          68            19           90
  Sales, general and administrative                          7          49            17          155
                                                   ------------  ----------    ---------- ------------
                                                   $        12   $     117     $      36  $       245
                                                   ============  ==========    ========== ============

                             HPL Technologies, Inc.
                           Consolidated Balance Sheet
                    (In thousands, except per share amounts)
                                  (unaudited)

                                                                             December 31,        March 31,
                                                                                 2004               2004
                                                                           -----------------  -----------------
                                                                           (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                                                 $         1,372     $        4,708
  Short-term investments                                                              3,682              5,502
  Accounts receivable, net of allowances of $100 and $100, respectively               1,791              2,888
  Unbilled accounts receivable                                                          223                  4
  Prepaid expenses and other current assets                                             583                940
                                                                           -----------------  -----------------
Total current assets                                                                  7,651             14,042
Property and equipment, net                                                           1,017              1,308
Goodwill                                                                             27,754             27,754
Other intangible assets, net                                                            186              1,181
Other assets                                                                            397                580
                                                                           -----------------  -----------------
Total assets                                                                $        37,005    $        44,865
                                                                           =================  =================


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                          $         1,235    $         2,085
  Accrued liabilities                                                                 6,170              6,579
  Deferred revenue                                                                    1,786              1,894
  Capital lease obligations-current portion                                              29                 91
                                                                           -----------------  -----------------
Total current liabilities                                                             9,220             10,649
Capital lease obligations-net of current portion                                         18                 39
Legal settlement liability                                                            9,100              7,900
Other liabilities                                                                        44                235
                                                                           -----------------  -----------------
Total liabilities                                                                    18,382             18,823
                                                                           -----------------  -----------------


Stockholders' equity :
  Preferred stock, $0.001 par value, 10,000 shares authorized,
  no shares issued and outstanding at December 31, 2004 and March 31,  2004               -                  -
  Common stock, $0.001 par value; 75,000 shares authorized; 31,404 and
  31,275 shares issued and outstanding at December 31, 2004 and
  March 31, 2004, respectively                                                           32                 32
  Additional paid-in capital                                                        124,171            124,205
  Deferred stock-based compensation                                                     (29)              (129)
  Accumulated deficit                                                              (105,758)           (98,047)
  Accumulated other comprehensive loss                                                  207                (19)
                                                                           -----------------  -----------------
    Total stockholders' equity                                                       18,623             26,042
                                                                           -----------------  -----------------
Total liabilities and stockholders' equity                                  $        37,005    $        44,865
                                                                           =================  =================

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